UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 23, 2026

Ovintiv Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39191	84-4427672
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Suite 1700, 370 17th Street Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

(303) 623-2300

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	OVV	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 7.01	Regulation FD Disclosure.

As previously disclosed, on November 4, 2025, Ovintiv Inc. (“Ovintiv”), Ovintiv Canada ULC, a wholly-owned subsidiary of Ovintiv, and NuVista Energy Ltd., a corporation organized and existing under the laws of the Province of Alberta, Canada (“NuVista”), entered into an Arrangement Agreement, dated as of November 4, 2025 (the “Arrangement Agreement”), pursuant to which, on the terms and subject to the conditions set forth therein, Ovintiv has agreed to acquire NuVista in a stock-and-cash transaction, subject to satisfaction of certain closing conditions. The transaction will be effected by way of an arrangement (the “Arrangement”) under the Business Corporations Act (Alberta) in accordance with the plan of arrangement attached to the Arrangement Agreement (the “Plan of Arrangement”).

On January 23, 2026, Ovintiv and NuVista issued a joint press release announcing that the NuVista shareholders had approved the Arrangement and that the Court of King’s Bench of Alberta had granted the Final Order with respect to the Plan of Arrangement. A copy of the joint press release is furnished as Exhibit 99.1 to this report and incorporated herein by reference.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto are being furnished and, along with information contained on Ovintiv’s and NuVista’s website (or linked therein or otherwise connected thereto), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), except as shall be expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Form 8-K contains forward-looking statements or information (collectively, “forward-looking statements”) within the meaning of applicable securities legislation, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, except for statements of historical fact, that relate to the Arrangement and the anticipated future activities, plans, strategies, objectives or expectations of Ovintiv and NuVista are forward-looking statements. When used in this Form 8-K, the use of words and phrases including “anticipates,” “believes,” “estimates,” “expects,” “intends,” “maintain,” “may,” “plans,” “potential,” “strategy,” “targets,” “will,” “would” and other similar terminology is intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words or phrases.

The forward-looking statements included in this Form 8-K involve risks and uncertainties that could cause actual results to differ materially from projected results. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Ovintiv and NuVista have based these forward-looking statements on current expectations and assumptions about future events, including Ovintiv’s ability to consummate any pending acquisition or divestment transactions (including the transactions described herein); Ovintiv’s ability to integrate acquired assets and businesses and the timing thereof; the satisfaction of customary closing conditions and obtaining key regulatory approvals; the ability of Ovintiv to access credit facilities, debt and equity markets and other sources of liquidity to fund operations or acquisitions and manage debt (including to consummate the transactions described herein); and the other assumptions contained herein. Risks and uncertainties with respect to the proposed transactions described herein include, among other things, the risk that the proposed transaction may not be completed in a timely basis or at all, which may adversely affect Ovintiv’s and NuVista’s businesses and the price of their respective securities; the effect of the announcement, pendency or completion of the proposed transaction on the market price of Ovintiv’s and NuVista’s stock or the ability of each of Ovintiv and NuVista to attract, motivate, retain and hire key personnel and maintain relationships with others whom they do business; that the proposed transaction may divert management’s attention from each of Ovintiv’s and NuVista’s ongoing business operations; the risk of any legal proceedings related to the proposed transaction or otherwise, including resulting expense or delay; the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive agreement for the transaction, including in circumstances which would require payment of a termination fee; the risk that restrictions during the pendency of the proposed transaction may impact Ovintiv’s or NuVista’s ability to pursue certain business opportunities or strategic transactions; risks associated with third party contracts containing consent and/or other provisions that may be triggered by the proposed transaction; the risk that the anticipated benefits and synergies of the proposed transaction may not be fully realized or may take longer to realize than expected; risks relating to the value of Ovintiv securities to be issued in the proposed transaction; and the risk that the integration of NuVista’s business post-closing may not occur as anticipated. While Ovintiv and NuVista consider these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory and other risks and uncertainties, many of which are difficult to predict and beyond Ovintiv’s and NuVista’s control. Additional risks and uncertainties that may affect the operations, performance and results of Ovintiv’s business and forward-looking statements include, but are not limited to, those set forth in Item 1A. “Risk Factors” of Ovintiv’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, and other risks and uncertainties impacting Ovintiv’s business as described from time to time in Ovintiv’s other periodic filings with the SEC or Canadian securities regulators.

Although Ovintiv and NuVista believe the expectations represented by the forward-looking statements are reasonable based on the information available to them as of the date such statements are made, forward-looking statements are only predictions and statements of Ovintiv’s and NuVista’s current beliefs and there can be no assurance that such expectations will prove to be correct. All forward-looking statements contained in this Form 8-K are made as of the date of this Form 8-K and, except as required by law, Ovintiv and NuVista undertake no obligation to update publicly or revise any forward-looking statements. The forward-looking statements contained or incorporated by reference in this Form 8-K, and all subsequent forward-looking statements attributable to Ovintiv and NuVista, whether written or oral, are expressly qualified by these cautionary statements.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

Exhibit 99.1	Joint Press Release of Ovintiv Inc. and NuVista Energy Ltd., dated January 23, 2026.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 23, 2026

OVINTIV INC.
(Registrant)

By:	/s/ Dawna I. Gibb
Name: Dawna I. Gibb
Title: Assistant Corporate Secretary